                                                                    Exhibit 32.1


           Certification of the President and Chief Executive Officer
            and Vice President of Finance and Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350
      As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned President and Chief Executive Officer and Vice President of Finance and Chief Financial Officer of INTERMET Corporation (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Gary F. Ruff
                                    -------------------------------------
                                    Gary F. Ruff
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)

                                    /s/ Robert E. Belts
                                    -------------------------------------
                                    Robert E. Belts
                                    Vice President of Finance and
                                    Chief Financial Officer
                                    (Principal Financial Officer)

                                    Date: August 13, 2003